Exhibit 10.1
SIXTH AMENDMENT
This Sixth Amendment, dated as of May 20, 2021 (this “Amendment”), to the Second Amended and Restated Credit Agreement dated as of January 10, 2017 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, including pursuant to the First Amendment, dated as of January 12, 2018, the Second Amendment, dated as of January 8, 2019, the Third Amendment, dated as of April 5, 2019, the Fourth Amendment, dated as of June 29, 2020 and the Fifth Amendment, dated as of December 9, 2020, the “Credit Agreement”), among COLONY CAPITAL OPERATING COMPANY, LLC (the “Parent Borrower”), the Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Parent Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, and the Parent Borrower has requested that the Credit Agreement be amended as set forth herein;
WHEREAS, as permitted by Section 10.1 of the Credit Agreement, the Administrative Agent and the Required Lenders are willing to agree to this Amendment upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.
SECTION 2.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3:
(a)    Section 1.1 of the Credit Agreement is hereby amended by inserting the following terms in alphabetical order:
“Payment”: as defined in Section 9.12.
“Payment Notice”: as defined in Section 9.12.
(b)    Section 2.6(c) of the Credit Agreement is hereby amended by
(i) deleting the term “March 31” set forth therein and substituting in lieu thereof the term “May 20”; and
(ii) deleting the term “$400,000,000” set forth therein and substituting in lieu thereof the term “$300,000,000”.
(c)    Section 2.20 of the Credit Agreement is hereby amended by deleting the term “30” set forth in clause (iv) thereof, and substituting in lieu thereof the term “3”

(d)    Section 7.6(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
    “the Parent Borrower may repurchase preferred Capital Stock of the Parent Borrower in an aggregate amount not to exceed $150,000,000, so long as (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) after giving pro forma effect thereto, the Parent Borrower shall be in compliance with Section 7.1.”
(e)    Section 7.8(a)(z) of the Credit Agreement is hereby amended to insert the following immediately after the word “Subsidiaries” at the end thereof:
“in an aggregate amount in excess of $150,000,000 during the term of the Revolving Facility, so long as (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) after giving pro forma effect thereto, the Parent Borrower shall be in compliance with Section 7.1.”
(f)    Section 9 of the Credit Agreement is hereby amended to insert the following new Section 9.12:
9.12.    Payments. (a) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 9.12 shall be conclusive, absent manifest error.
(b) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(c) Each Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Loan Party.
(d) Each party’s obligations under this Section 9.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Revolving Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.
SECTION 3.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Sixth Amendment Effective Date”):
(a)    The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Parent Borrower and each Lender party hereto (who, for the avoidance of doubt, constitute Required Lenders).
(b)    The Administrative Agent shall have received) all expenses for which invoices have been presented (including the reasonable and documented out-of-pocket fees and expenses of legal counsel), in each case, on or before the Sixth Amendment Effective Date.
(c)    After giving effect to this Amendment (i) no Default or Event of Default shall have occurred and be continuing and (ii) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (or, if such representations and warranties are qualified by materiality, in all respects) on and as of such date as if made on and as of such date (except that any representations and warranties which expressly relate to an earlier date shall be true and correct in all material respects (or, if such representations and warranties are qualified by materiality, in all respects) as of such earlier date).
(d)    The Administrative Agent shall have received a certificate signed by a duly authorized officer of the Parent Borrower certifying that the conditions specified in clause (c) of this Section 3 have been satisfied as of the Sixth Amendment Effective Date.
SECTION 4.    Representations and Warranties. On and as of the date hereof, the Parent Borrower hereby confirms, reaffirms and restates that, after giving effect to this Amendment (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of such representations and warranties qualified by materiality, in all respects) on and as of the date hereof as if made on and as of such date (except that any representations and warranties which expressly relate to an earlier date shall be true and correct in all material respects (or, in the case of such representations and warranties qualified by materiality, in all respects) as of such earlier date) and (ii) no Default or Event of Default shall have occurred or be continuing on the date hereof.
SECTION 5.    Continuing Effect; No Other Amendments or Consents.
(a)    Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Parent Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.
SECTION 6.    Expenses. The Parent Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of one counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Sixth Amendment and/or any document to be signed in connection with this Sixth Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
SECTION 8.    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Each party hereto acknowledges and agrees that its submission of a signature page to this Amendment is irrevocable and binding on such party and its respective successors and assigns even if such signature page is submitted prior to the effectiveness of any amendment contained herein.
SECTION 9.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
COLONY CAPITAL OPERATING COMPANY, LLC

By:/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

COLONY CAPITAL INVESTMENT HOLDCO, LLC

By: /s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

Signature Page to Sixth Amendment

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:/s/ Catherine Mahony
Name: Catherine Mahony
Title: Vice President

Signature Page to Sixth Amendment

Bank of America, N.A., as a Lender

By:/s/ Dennis Kwan
Name: Dennis Kwan
Title: Senior Vice President

Signature Page to Sixth Amendment

BARCLAYS BANK PLC, as a Lender

By:/s/ Craig Malloy
Name: Craig Malloy
Title: Director

Signature Page to Sixth Amendment

CITIBANK, N.A., as a Lender

By:/s/ Tin Lin
Name: Tin Lin
Title: Vice President

Signature Page to Sixth Amendment

Deutsche Bank AG New York Branch, as a Lender

By:/s/ Ming K Chu
Name: Ming K Chu
Title: Director
By:/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

Signature Page to Sixth Amendment

UBS AG, Stamford Branch, as a Lender

By:/s/ Anthony N Joseph
Name: Anthony N Joseph
Title: Associate Director
By:/s/Houssem Daly
Name: Houssem Daly
Title: Director

Signature Page to Sixth Amendment

MORGAN STANLEY SENIOR FUNDING, INC.
as a Lender

By:/s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

Signature Page to Sixth Amendment